STOCKCAR STOCKS INDEX FUND

Investing in publicly traded companies that support

America's greatest spectator sport.

PROSPECTUS

February 4, 2009

Peak Wealth Opportunities, LLC

Investment Advisor

LIKE SHARES OF ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS

PACE LAP:  THE RISK/RETURN SUMMARY

3

●

Victory Lane:  The StockCar Stocks Index Fund’s

Investment Objectives

3

●

The Groove:  The Fund’s Investment Strategy

3

●

Red and Yellow Flags

4-5

-    The Risks of Investing in the Fund

4-5

-    Is the Fund Right for You

6-7

-    Fund Performance

7-8

-    Fees and Expenses

9-10

GARAGE PASS:  INSIDE THE STOCKCAR STOCKS INDEX FUND11

●

Green Flag

11

-    How the Fund Operates

11-12

●

Going Flat Out

12

-    How the Fund Invests

12-13

-    That Other 5%

...13-14

●

The Engine

14

-    Index Investing

14-15

-    The StockCar Stocks Index

15-16

STOCKCAR STOCKS INDEX FUND TEAM:  MANAGEMENT

OF THE FUND

16

●

The Driver

16-17

 -    The Fund’s Investment Adviser

16-17

●

The Crew

17

-     The Fund’s Administrator

17-18

A FINAL CHECK:  IMPORTANT FUND DETAILS

18

●

The Fund’s Place in the Race

18

-    Calculating the Daily Share Price

18-19

●

The Purse

19

-    How the Fund Pays Out Dividends and Distributions

19

-    Taxes on Your Fund Investment

19-21

●

Track Record

21

-    Financial Highlights

21-22

MANAGING YOUR FUND SHARES

23

●

In the Driver’s Seat

23-24

●

Start Your Engines

24-25

●

Refueling

25-29

●

Checkered Flag

29-30

●

VIP Treatment

30-31

STOCKCAR STOCKS INDEX FUND

WE INVEST IN THE COMPANIES THAT SUPPORT NASCAR'S SPRINT CUP SERIES, INCLUDING SPONSORS OF TEAMS THAT RACE IN THE SPRINT CUP SERIES.

PACE LAP: THE RISK/RETURN SUMMARY

VICTORY LANE: THE STOCKCAR STOCKS INDEX FUND’S INVESTMENT OBJECTIVES

The Fund seeks GROWTH OF CAPITAL and CURRENT INCOME by investing in the Companies of the STOCKCAR STOCKS INDEX.

The Fund aims to increase the value of your investment in two ways:  through an increase in the price of the stocks in which the Fund invests (GROWTH OF CAPITAL) and passing along the dividends paid by the companies in which the Fund invests (CURRENT INCOME).

THE GROOVE: THE FUND’S INVESTMENT STRATEGY

The Fund invests in the companies of the StockCar Stocks Index (the "Index").* The Index consists of 52 companies that support NASCAR's Sprint Cup Series.  The companies in the Index either sponsor NASCAR Sprint Cup racing teams or races, or they earn money from NASCAR Sprint Cup events.

A LOOK UNDER THE HOOD:  THE FUND’S CONSTRUCTION

The StockCar Stocks Index is a price-sensitive, equal-weighted stock index. Equal-weighted means that on January 1 of each year, each listed company typically makes up the same percentage of the Index.  The Fund invests based on the Index.  On January 1, 2009 there were 45 companies in the Index.

"NASCAR" is the trademark of the National Association for Stock Car Auto Racing. NASCAR is a privately held company.  No investment in NASCAR is being offered through this Fund.  NASCAR does not sponsor, endorse, sell or promote the StockCar Stocks Index Fund or the StockCar Stocks Index. Nor does NASCAR make any representation regarding the advisability of investing in the StockCar Stocks Index Fund.

*    To own all the stocks in the StockCar Stocks Index, we estimate the Fund would need at least $25 million.  As of January 1, 2009, the Fund had $3,183,059 in assets.  Until the Fund reaches $25 million in assets, we may buy a selection of stocks and other securities - chosen to track the Index as closely as possible. We can't guarantee that our selection will come close to matching the Index's performance.

Please note that the discussion of investment strategies and risks in this prospectus applies principally to the Fund's mature phase when it has $25 million or more invested.

In some cases, a lead race team does not have a sole sponsorship, but rather is a joint sponsorship involving two separate companies.  In such situations each of those companies has one-half the-normal weighting in the Fund.  Currently the Fund has 45 full positions.

The Index also is price-sensitive. This means that the actual percentage of each company in the Index will change during the year because stock prices go up and down. A better performing stock will grow to be a higher percentage of the Index during the year and an underperforming stock will be a smaller percentage. The Fund buys or sells stocks in accordance with the current Index for each trading day.

During the year, new companies that belong in the Index are added at the end of each calendar quarter. Similarly, companies that no longer belong in the Index are removed at the end of each calendar quarter and the Fund sells the stock of those companies. Then, on January 1 of each year, the Index and the Fund are rebalanced and the process repeats.

RED AND YELLOW FLAGS

The Risks of Investing in the Fund

Your Basic Red Flag

Like stock cars themselves, the Fund makes no guarantees.  You could lose part or even all of the money you invest in the Fund, just as you can with any mutual fund.

Yellow Flags:  Possible Causes of Loss in the Fund

The prices of the stocks in which the Fund invests may fall.  The price of a company's stock may fall because of problems at the company.  A price decline also may have little or no basis in fact - the price may fall just because investors suspect the company may have problems.

Then again, declining stock prices may have nothing to do with events at a particular company, but may result from changing stock market or economic conditions, actions on the part of the U.S. government or other governments around the world, or from a simple lack of investor confidence. In the past, stocks and the stock market have recovered, but some of these slumps have lasted for months and even years.

Stock prices for small and medium size companies tend to fluctuate more than stock prices for large companies.  Approximately 36.6% of the stocks in the Index are stocks of small and medium size companies.  Stocks in such companies have often suffered more in stock market slumps than large company stocks. They usually don't have as many resources as large companies to tide them over through hard times.  What's more, investors are usually less willing to put their money into small and medium size company stocks.  That may mean a small company's stock price may fall relatively farther than a large company's stock price before sellers can find investors willing to buy.

We invest in the stocks in the Index. We do not research the outlook for the companies in which we invest, and we do not avoid stocks that we think won't do well. In investing, as in stock car racing, points you've earned at the end of the race matter more than your standing at the end of any lap. That's the philosophy behind index investing.  It makes for a simple race plan:  We invest in the companies listed in the Index and we stay invested in them.

That describes what index investing does.  And it means there's one thing it doesn't do:  An index fund doesn't do research that will help predict which stocks will break away from the pack or which will lag behind.  Over the long haul, indexers believe that the simplicity and consistency of their approach of investing in a group of companies and sticking with them will pay off.  But that means an index fund makes no effort to avoid stocks that may trail the field.

The companies that make up the Index may change, which could affect the Fund's performance.  NASCAR Sprint Cup's sponsors and supporters may change from year to year.  These changes usually result from everyday business decisions.  For example, a company's marketing campaign to NASCAR fans may have run its course.  Changes like that could mean that well-established companies with strong track records are leaving the Index and companies without such strong records are replacing them.  Of course, it also could mean just the opposite that stronger companies are replacing the companies leaving the Index.  In either case, according to our investment policy, the Fund would have to invest in the new companies in the next calendar quarter and sell its stock in the companies that leave the Index at the end of the calendar year.  That strategy could slow Fund performance.

A related risk is that the popularity of the NASCAR Sprint Cup Series, or the teams that race in it, may decline among fans and sponsors.  If that happens, fewer companies or weaker companies might be listed in the Index.

The Fund runs a greater risk of loss than a fund that invests in a wider range of stocks.  A rule of investing says that the more widely you spread your investments, the less likely one bad investment will damage you.  If you divide your investments equally between two companies and one goes out of business, you lose half your money.  If you divide your investments equally among 100 companies and one goes out of business, you lose only 1%.

By the same token, if you invest equally in two stocks and one doubles in price, it increases the total value of your investment by 50%.  If you invest equally in 100 stocks and one doubles in price, it would increase the total value by 1%.  The rules apply, of course, whether you invest $1,000 or $1 million.  While the stocks that make up the Index represent many industries, the Fund can invest only in those stocks listed in the Index.  Therefore, it has a higher risk of loss than a mutual fund that can spread its investments, and its risks, more widely.

Is the Fund Right for You?

You should consider investing in the Fund if you are looking to increase the value of your investment over the long term.  That last part is important. Over longer periods - five years or more - stocks have usually done better than other financial investments, like bonds.  But stock prices change from day to day, much more so than bonds, and sometimes by quite a lot.  That fact has two consequences:

●

The value of an investment in the Fund, which itself invests almost totally in stocks, will  rise and fall more than an investment that is less concentrated in stocks; and

●

Because daily price variation is constant and the performance of stocks builds up slowly; your risk of loss is greater if you invest in the Fund for just a short time.

Fund Performance

The bar chart below shows the total return of the Fund for each calendar year since inception.  The bar chart provides an indication of the risks of investing in the Fund by showing how the Fund's performance has varied from year to year.

Year-to-Year Total Return

as of 12/31 of Each Year – Class I Shares

2000	2001	2002	2003	2004	2005	2006	2007	2008
0.57%	16.31%	(16.65%)	24.75%	17.44%	(1.44%)	11.00%	(2.94%)	(35.75%)

Best Quarter: 4 Q – 1998 - 21.85%

Worst Quarter:

4 Q – 2008 - (21.12%)

The S&P 500 Index is a widely used benchmark of U.S. stock market performance.  The stocks in the S&P 500 Index represent companies from every segment of American industry.  Standard & Poor's, the company that created and maintains the S&P 500 Index, has chosen the companies because of their importance to the economy and  because their stocks are owned by a large number of investors and change hands frequently.

The table below shows how the Fund's returns have compared to the returns of the S&P 500 Index.  It gives you an idea of how the Fund's performance has varied compared to a widely used stock market benchmark.  The table also compares the Fund's performance to the StockCar Stocks Index.  Note that the returns of the S&P 500 Index and the StockCar Stocks Index do not reflect any deductions for fees, expenses and taxes that could apply to an investment in the Fund.

AVERAGE ANNUAL TOTAL RETURN

(as of December 31, 2008)

As you review the Fund's performance, please keep in mind that its past performance does not necessarily indicate how it will perform in the future.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for only one Class and after-tax returns for other Classes will vary.

CLASS I SHARES[1]	1 YEAR	5 YEARS	10 YEARS
Return before taxes	(35.75%)	(4.33%)	(0.27%)
Return after taxes on distributions	(35.98%)	(5.09%)	(1.30%)
Return after taxes on distributions and sales of Fund shares	(23.25%)	(3.78%)	(0.72%)
S&P 500 Index (Reflects no deductions for fees, expenses or taxes)	(37.00) %	5.18%	1.22%
StockCar Stocks Index (Reflects no deductions for fees, expenses or taxes)	(34.75%)	(19.73%)	7.66%

As you review the Fund's performance, please keep in mind that its past performance does not necessarily indicate how it will perform in the future.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for only one Class and after-tax returns for other Classes will vary.

1)    Class A commenced operations on February 1, 2007; however, no shares were purchased or sold in Class A since its inception, and, therefore, the Fund does not have performance information available.

Fees and Expenses

The tables below describe the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

	Class I	Class A
Maximum Up-Front Sales Charge	NONE	5.75%
Maximum Deferred Sales Charge	NONE	NONE
Redemption Fee (if held less than 14 months)	NONE	NONE

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from total Fund assets)

	CLASS I	CLASS A
Management fees(1)	0.65%	0.65%
Distribution and/or Service (12b-1) fees(2)	0.25%	0.25%
Other expenses(3)	2.33%	2.33%
Acquired Fund Fees and Expenses(4)	0.03%	0.03%

Total annual Fund operating expenses	3.26%	3.26%
Less: Expense Waivers and/or Reimbursement	1.73%	1.73%

Net expenses(5)	1. 53%	1. 53%

(1)   Management fees include a fee of 0.65% for investment advisory services payable to Peak Wealth Opportunities, LLC  (the "Advisor") and a fee of 0.40% for administrative and other services payable to Peak Wealth Opportunities, LLC  (the "Administrator").

(2)  12b-1 fees cover a fund's sales, marketing and promotional expenses.  Since these expenses are paid out of the Fund on an ongoing basis, they increase the cost of your investment the longer you hold Fund shares and may end up costing you more than other types of sales charges.

(3)  “Other expenses” include expenses such as custody, transfer agent, legal, accounting and registration fees.

(4) The Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds. Excluding the indirect costs of investing in Acquired Funds, Total Annual Fund Operating Expenses would be 1.50%.

(5)    The Advisor and Administrator have agreed through October 31, 2010, to waive fees and/or reimburse the Fund for expenses it incurs, but only to the extent necessary to maintain the Fund’s total operating expenses (excluding interest, brokerage commissions, taxes and extraordinary expenses) at 1.50% of the Fund’s average daily net assets for that period.  The fund does not consider “Acquired Fund Fees and Expenses” to be fund operating expenses subject to the 1.50% limit.  Any waiver or reimbursement of operating expenses is subject to repayment by the Fund within the three fiscal years following the year in which such waiver or reimbursement occurs, if the Fund is able to make the payment without exceeding the 1.50% expense limitation in the subsequent year.

EXPENSE EXAMPLE

The following example should help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class I	$ 156	$ 842	$1,553	$ 3,440
Class A	$ 156	$ 842	$ 1,553	$ 3,440

The example for 1 year takes into consideration Summit and Peak’s commitment to waive receipt of fees and/or pay certain expenses of the Fund through October 31, 2010.  If the expense limitation arrangement continues after the two year period, your cost for the three, five and ten year periods would be lower.

GARAGE PASS: INSIDE THE STOCKCAR STOCKS INDEX FUND

GREEN FLAG

How the Fund Operates

The Fund seeks growth of capital and current income by investing in the stocks of companies of the StockCar Stocks Index.

The Index lists any company whose stock is available to the general public and that fits into one of the following seven categories:

●

NASCAR Sprint Cup Series Sponsor: a company that sponsors the entire 36 race NASCAR Sprint Cup Series.

●

Lead Race Sponsor: a company that (1) sponsors one or more races in the NASCAR Sprint Cup Series or (2) has negotiated a "naming rights" agreement with a race track  hosting a Sprint Cup race.

●

Primary Car Sponsor: a company that acts as the lead sponsor for one of the roughly 45 stock cars that race in the NASCAR Sprint Cup Series every year.  You can tell a car's primary sponsor by the corporate logo - it's the one on the hood of the car.

●

Major Product Sponsor: a company that provides products, such as gasoline, tires or lubricants, to any of the NASCAR Sprint Cup racing teams.

●

Track Owner: a company that owns all or part of any of the tracks that host the 36 NASCAR Sprint Cup Series races.

●

Licensee:  a company that produces a product related to the NASCAR Sprint Cup Series under a licensing agreement with NASCAR.

●

Broadcaster:  a company that broadcasts NASCAR Sprint Cup races on television, radio or via the internet under an agreement with NASCAR.

The Index has no minimum earnings qualification - it doesn't matter how much or how little a company earns from its participation in the NASCAR Sprint Cup Series as long as it fits into one of the seven categories.

However, there are additional criteria that must be met for a company to be included in the Index.  To be listed, a company's stock must initially have a total market value of at least $100 million and must maintain a market value of at least $50 million.  Additionally, companies may be removed from the Index if a major securities exchange delists the company or if a company files for bankruptcy protection.

GOING FLAT OUT

How the Fund Invests

We aim to invest 95% of the Fund's net assets in the stocks of the companies listed in the Index.  At the beginning of each year, as noted in PACE LAP, we invest the net assets equally in the Index stocks.  From then on, the weight of an Index stock changes with changes in its price.  This means that, over the course of the year, the Fund invests according to stock performance: It puts more money into the Index stocks that have done better, less into those that have trailed behind.

Just like any other mutual fund, the Fund's assets are the stocks and other investment securities purchased with money from its shareholders plus any gains (or minus any losses) from these investments.  The Fund's net assets equal the price of the stocks and securities, plus gains - or minus losses – from investment performance, minus any amounts that the Fund might owe to others.  We try to come within 95% of the total return of the Index.  That's before we deduct fees and expenses.  We don't normally expect to match 100% of the Index's total return, even before we take out fees and expenses, because we can't invest all the Fund's assets in Index stocks.  On one hand, we have to keep some cash available to pay Fund shareholders for shares they might want to sell.  On the other hand, it takes time to invest all the cash we receive from the purchase of Fund shares by either new or existing shareholders.  Besides the cash on hand, the Fund has to pay commissions on the stocks that it buys and sells.  Those costs also cause its performance to deviate from the Index.*

*    To own all the stocks in the StockCar Stocks Index, we estimate the Fund would need to have at least $25 million. As of January 1, 2009, it had $3,183,059 in assets. Until the Fund reaches $25 million in assets, we may buy a selection of stocks - and other securities - chosen to track the Index as closely as possible.  We can't guarantee that our selection will come close to matching the Index.

     Please note that the discussion of investment strategies and risks in this prospectus applies principally to the Fund's mature phase when it has $25 million or more of net assets invested.

Under the supervision of the Board of Directors (the "Board") of the Fund, Peak Wealth Opportunities, LLC, the Fund’s investment adviser, is responsible for investing the Fund's assets to try to match the performance of the StockCar Stocks Index.  If the correlation between the Fund's performance and the Index is not maintained, the Board may take actions, including changing the fee structure and/or investment policies of the Fund, as needed, to reduce the performance deviation.

A stock's total return equals the change in its price plus any dividends that it pays.  If the stock increases in price, the return will be positive; however, if its price falls, the Fund will have a negative return.  Since you add dividends to the calculation, a stock that pays dividends – not all do - has an extra return above the price change alone.

That Other 5%

The Fund can invest up to 5% in money market funds, in bonds issued by the U.S. Treasury and in U.S. government securities. This is a way of earning interest on the cash we have on hand.

The StockCar Stocks Index

Peak Wealth Opportunities, LLC, the Fund's investment advisor, maintains the index and calculates its daily value.  Once a company has become eligible, it is added to the Index by the next calendar quarter.  Similarly, the Index removes a company that becomes ineligible at the end of each quarter in which it became ineligible.  The StockCar Stocks Index is not published.

To return the Index to an equal weighting of each company at the end of each year, we buy and sell stocks to match the Index as described in the Fund's Investment Strategy.

The 45 stocks included in the StockCar Stocks Index reflect the broad corporate support for NASCAR racing.  Standard & Poor's Super Composite 1500 tracks the performance of the 1500 companies that account for 90% of the total stock market value in the United States.  Standard & Poor's has divided American business into 10 major sectors.  The Index contains companies from 9 of them.  The companies in the Index also come in all sizes.  As of January 1, 2009 of the companies in the Index:

●

64.44% were large-caps, or large-capitalization companies, whose total stock market value exceeded $5 billion.

●

20.00% were mid-caps, companies whose stock market value ranged between $1 billion and $5 billion.

●

16.60% were small-caps whose stock market value ranged between $100 million and $1 billion.

THE ENGINE

Index Investing

We mentioned this briefly before in PACE LAP, but we should emphasize it again. It’s all in our name: the StockCar Stocks Index Fund is an index fund. Unlike actively managed stock mutual funds, we don't pick just those stocks we think will finish well - we invest in the stocks in the Index. We believe our approach makes sense over the long run.  Historically, stocks have gained more value than any other financial investment, like corporate or U.S. government bonds.

We're not saying that index investing beats active management, the technique used by many mutual funds.  Both index investing and active management have their place:  Active management applies research to spot those stocks with breakaway potential and to steer clear of those that may crash.  This double-edged formula has often beaten index investing in the past, but it's like stock car racing in one sense:  There's no telling in advance which actively managed fund can successfully pick the winners out of the pack and avoid the losers.

Then too, actively managed mutual funds may trade stocks frequently.  They may sell stocks because they think they have gone as far as they're likely to go or because they haven't lived up to expectations.  They will jump into others with strong performance potential according to their research.  Index mutual funds tend to buy and sell stocks less often.  Remember, index funds are not trying to beat the market - they simply aim to match the performance of a certain group of companies by owning shares in every one of them.

Whenever active investors buy or sell stock they have to pay a commission.  When they take a profit by selling a stock that has gained in price, they have to pay tax on that profit.  The tax payment comes out of their gain, just as commissions do.  Index investors pay commissions and taxes as well.  But since they tend to buy and sell less, they end up paying less.

So index funds can offer investors a less expensive way of investing in a broad market segment.  That means index funds may be right for investors who favor a particular industry or a group of related industries but who are not familiar with individual companies.  It also means index funds could work for new investors who want to learn how mutual funds and stock markets work as the next step in a lifelong investment program.

THE STOCKCAR STOCK INDEX

        COMPANY

                                              SYMBOL

      EXCHANGE

AARONS RENTS, INC.	RNT	NYSE
AFLAC, INC.	AFL	NYSE
ALLSTATE CORP.	ALL	NYSE
ASHLAND, INC.	ASH	NYSE
BANK OF AMERICA, INC.	BAC	NYSE
BLACK & DECKER CORP.	BDK	NYSE
BROWN-FORMAN CORP., CL. B	BF-B	NYSE
CATERPILLAR, INC.	CAT	NYSE
COCA-COLA CO.	KO	NYSE
DIAGEO, plc	DEO	NYSE
DISNEY (WALT) CO.	DIS	NYSE
DOVER MOTORSPORTS, INC.	DVD	NYSE
DuPont (E. I.) de NEMOURS & CO.	DD	NYSE
EXXON MOBIL CORP.	XOM	NYSE
FEDERAL EXPRESS CORP.	FDX	NYSE
FORD MOTOR CO.	F	NYSE
FORTUNE BRANDS, INC.	FO	NYSE
GENERAL MILLS, INC.	GIS	NYSE
GENERAL MOTORS CORP.	GM	NYSE
GENUINE PARTS CO.	GPC	NYSE
GLAXOSMITHKLINE, plc	GSK	NYSE
GOODYEAR TIRE & RUBBER CO.	GT	NYSE
HOME DEPOT, INC.	HD	NYSE
INFINEON TECHNOLOGIES AG	IFX	NYSE
INTERNATIONAL SPEEDWAY CORP.	ISCA	NASDAQ
KELLOGG CO.	KO	NYSE
LOWES COMPANIES, INC.	LOW	NYSE
MOLSON COORS, CL. B	TAP	NYSE
NEWELL RUBBERMAID, INC.	NWL	NYSE
NEWS CORP, LTD., CL. B	NWS	NYSE
OFFICE DEPOT, INC.	ODP	NYSE
O'REILLY AUTOMOTIVE, INC.	ORLY	NASDAQ
PEPSICO, INC.	PEP	NYSE
RC2 CORP.	RCRC	NASDAQ
ROYAL DUTCH SHELL, plc, CL. B	RDS-B	NYSE
SIRIUS XM RADIO, INC.	SIRI	NASDAQ
SONY, INC.	SNE	NYSE
SPEEDWAY MOTORSPORTS, INC.	TRK	NYSE
SPRINT NEXTEL CORP.	S	NYSE
SUNOCO, INC.	SUN	NYSE
3M COMPANY	MMM	NYSE
TARGET CORP.	TGT	NYSE
TOYOTA MOTOR CORP.	TM	NYSE
UNITED PARCEL SERVICE, INC.	UPS	NYSE
VERIZON COMMUNICATIONS, INC.	VZ	NYSE

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are available in the Statement of Additional Information, which can be requested by calling 1-800- 494-2755.

STOCKCAR STOCKS INDEX FUND TEAM:

MANAGEMENT OF THE FUND

THE DRIVER

The Fund’s Investment Advisor

Summit Wealth Management, Inc., the Fund’s former Adviser, is a registered investment adviser located at 200 Mansell Court East, Suite 430, Roswell, GA 30076.  Summit became the investment adviser to the Fund on October 29, 2004.  Formed in 1987, Summit provides investment advisory services primarily to high net worth individuals and small institutions.

 Upon shareholder approval, obtained on April 15, 2008, Peak Wealth Opportunities, LLC (the “Advisor”), became the Fund’s Investment Advisor.  The Advisor is a registered investment advisor located at 10225 Ulmerton Road, Suite 3D, Largo, FL 33771.  Formed in 2007, the Advisor provides investment advisory services to the Fund and related entities that manage portfolios for high net worth individuals and small institutions.

For its services, the Advisor receives an annual fee of 0.65% of the Fund’s average daily net assets.  For the period through October 31, 2010, both Summit and Peak have contractually agreed to waive fees and/or reimburse the Fund for expenses it incurs, but only to the extent necessary to maintain the Fund’s total operating expenses (excluding interest, brokerage commissions, taxes and extraordinary expenses) at 1.50% of the Fund’s average daily net assets for their respective periods.  The Advisor and the administrator may recover any waived fees or reimbursed operating expenses within the three fiscal years following the year in which such waiver or reimbursement occurs, if the Fund is able to make the payments without exceeding the 1.50% expense limitation in the subsequent year.

For the fiscal year ended September 30, 2008, the Advisors earned an advisory fee equal to $32,720.00 of which this fee was waived.

A discussion regarding the basis for the Board of Director’s renewal of the investment advisory agreement between the Advisor and the Fund is available in the Fund’s annual report to shareholders, dated September 30, 2008, which is available upon request by calling 1-800-494-2755.

The Portfolio Manager

The Fund is managed day-to-day by Robert Carter.  Mr. Carter joined the Advisor in April, 2008.  Previously, Mr. Carter was employed by Summit Wealth Management, Inc., and 40|86 Advisors, Inc., the Fund’s previous investment advisors.  Mr. Carter has managed the Fund since 1998.

The Fund's Statement of Additional Information provides information about Mr. Carter's compensation, other accounts that Mr. Carter manages and Mr. Carter's ownership of Fund shares.

THE CREW

The Fund’s Administrator

Peak Wealth Opportunities, LLC (the "Administrator") is responsible for:

●

Maintaining the Fund's books and records;

●

Reports for the Fund's Board of Directors; and

●

Proxy statements and shareholder reports.

The Administrator receives a fee for these services at an annual rate of 0.40% for the first $50,000,000; 0.30% for the net $25,000,000; and 0.20% in excess of $75,000,000 of the Fund's average daily net assets.  For the fiscal year ended September 30, 2008, administrator fees of $8,832 were waved.

The Fund’s Distributor

The Fund sells its shares directly to shareholders.

A FINAL CHECK: IMPORTANT FUND DETAILS

THE FUND’S PLACE IN THE RACE

Calculating the Daily Share Price

Like most other mutual funds, the Fund's daily share price reflects the market value of all the stocks and bonds it owns, plus cash on hand, minus any liabilities.  That daily calculation provides the Fund's total net assets.  The Fund's net asset value per share (or NAV) is calculated by dividing its net assets by the number of shares outstanding.

We normally compute the Fund's NAV at the end of regular trading hours - 4 pm Eastern time - every day the New York Stock Exchange ("NYSE") is open for business.  For a list of days on which we are not open for business, please see “Managing Your Fund Shares – Our Business Hours.”

We value the stocks and bonds the Fund owns at their market price at the end of regular trading on the NYSE.  As a general matter, the Fund’s Advisor will value securities and other assets primarily by reference to the public market if there is a public market for securities of the same or similar class; primarily by reference to private transactions if public market references are not available and private transaction reports are available; and primarily by use of any one or more analytic methods or models if public and private market references are not available or not reliable.

If market prices are not available or, in the Advisor's opinion, market prices do not reflect fair value, or, if an event occurs after the close of the trading market that materially affects the values (but prior to the time the NAV is calculated), assets may be valued by the Advisor at their fair value, according to procedures approved by the Board of Directors.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Advisor may need to price the security using the Fund's fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders.

THE PURSE

How the Fund Pays Out Dividends and Distributions

The Fund intends to pay out at least 90% of its net investment income and capital gains to its shareholders annually in proportion to the number of Fund shares each of them owns.

Net investment income equals all stock dividends the Fund's investments earn, plus any interest it receives on the bonds it owns, minus expenses.

The Fund pays out all capital gains annually, which is the profit it makes on investments when it sells them. This payout is called a capital gain distribution. We will automatically use the dividends and distributions earned by your investment to purchase additional Fund shares for your account. If you prefer to have them paid directly to you by check, please notify us in writing at the address listed in Buying or Selling shares by mail in CONTACTING THE PIT.

If you elect to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund's then current net asset value per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.

Taxes on Your Fund Investment

The Fund intends to make distributions that may be taxed as ordinary income and capital gains. The Fund's shareholders, not the Fund itself, ordinarily pay taxes on its dividends and distributions, as is the case with most mutual funds. You will owe the taxes whether or not you choose to receive your distributions and dividends in cash or reinvest them. The amount you owe will depend on many factors. The most important are:

●

Your income tax bracket

●

How long the Fund has owned the stock in companies that it

              sells

●

How long you've owned any shares in the Fund that you might

              sell

Because each investor's tax circumstances are unique and because tax laws are subject to change, we recommend consulting your independent tax adviser about your tax issues.

The amount of tax you owe each year on your Fund investment will depend on the amount of dividends and capital gain distributions the Fund pays out. Normally, the taxes will be due in the year dividends and distributions are paid, except for distributions declared in December and paid in January of the next year, which are taxable as if we paid them on December 31.

Dividends and capital gain distributions usually create the following tax liability:

TRANSACTION

TAX STATUS

Income payout

            Ordinary income

Short-term capital gain distribution

            Ordinary income

Long-term capital gain distribution

                          Capital gain

You sell shares owned for more than one year

            Capital gain or loss

You sell shares owned for one year or less                       Gains treated as

                                                                                           ordinary income,

                                                                                            losses subject to

                                                                                            special rules

After December 31 of each year, we will mail you a notice telling you how much your investment in the Fund has earned in dividends and distributions during the year and the federal tax status of these earnings - whether they are taxable as ordinary income or as a short- or long-term gain.

Tax considerations for tax-deferred accounts, such as qualified retirement plans or nontaxable entities, will be different.

A Final Yellow Flag

You must provide your Social Security or other taxpayer ID number on your Fund account application. If we do not have your number on record, you will be subject to backup withholding. That means the IRS requires us to withhold 28% of all earnings from your Fund investment. Consult your tax adviser for details.

TRACK RECORD

Financial Highlights

The table below provides a picture of the Fund's performance for the past five years. The total return represents the rate of return for an investor who reinvested all dividends and distributions. Briggs, Bunting & Dougherty, LLP has audited the information for the fiscal years ending September 30, 2005, 2006, 2007 and 2008. Information for year ending September 30, 2004 was audited by the Fund's prior auditors. The report of Briggs, Bunting & Dougherty, LLP, along with the Fund's financial statements, is included in the Fund's annual report dated September 30, 2008 which is available on request by calling 1-800-494-2755.

For a Share Outstanding:

	For the Years Ended
	9/30/2008	9/30/2007		9/30/2006		9/30/2005	9/30/2004
Net Asset Value, at Beginning of Year	$ 23.52	$ 22.19		$ 21.92		$ 19.60	$ 17.10
Income From Investment Operations:
Net Investment Income	0.11	0.21	*	0.09	*	0.05 *	0.01
Net Gain (Loss) on Securities (Realized and Unrealized)	(5.78)	2.72		0.47		2.28	2.58
Total from Investment Operations	(5.67)		2.93		0.56		2.33	2.59
Distributions:
Net Investment Income	(0.14)		(0.25)		(0.06)		(0.01)	(0.09)
Realized Gains	(0.70)		(1.35)		(0.23)		-	-
Return of Capital	(0.50)		-		-		-	-
Total from Distributions	(1.34)		(1.60)		(0.29)		(0.01)	(0.09)
Redemption Fees	0.00	†	0.00	†	0.00	** †	0.00 **	0.00 **
Net Asset Value, at End of Year	$ 16.51		$ 23.52		$ 22.19		$ 21.92	$ 19.60
Total Return ***	-25.21%		13.58%		2.61%		11.89%	15.18%
Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 4,190		$ 5,888		$ 5,613		$ 5,943	$ 5,435
Before Waivers:
Ratio of Expenses to Average Net Assets	2.97%		2.42%		2.75%		2.57%	4.44%
After Waivers:
Ratio of Expenses to Average Net Assets	1.50%		1.50%		1.50%		1.50%	1.50%
Ratio of Net Investment Income to Average Net Assets	0.52%		0.90%		0.41%		0.21%	0.03%
Portfolio Turnover	18%		15%		18%		15%	14%

* Per share net investment income has been determined on the basis of average shares outstanding during each period.

** Amount calculated is less than $0.005.

*** Assumes reinvestment of dividends.

† Redemption fees ceased as of February 1, 2006.

MANAGING YOUR FUND SHARES

IN THE DRIVER'S SEAT

Contacting the Pit:

Important Information about Contacting the StockCar Stocks Index Fund

By phone:

1-800-494-2755, 24 hours a day

Buying or selling shares by mail, including overnight mail:

StockCar Stocks Index Fund

c/o Mutual Shareholder Services LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44148

Our Business Hours

We're open for business and you can buy and sell shares whenever the New York Stock Exchange is open for business. Generally, that's any weekday except: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving Day and Christmas Day.

Minimum Fund Investments:

To open an account

$250

Each new investment after the first

$50

To open an automated investment plan

$50

The Fund will not accept payment in cash or third party checks. All checks should be made payable to the Fund or Mutual Shareholder Services, LLC as the Fund's agent. All checks must be drawn on a Bank located within the United States and must be payable in U.S. dollars.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Keeping Track

We'll send you written confirmation of each transaction. These confirmations serve as your proof of ownership since we do not issue share certificates.

START YOUR ENGINES

Important Information about Investing in the Fund

By Mail:

Mail your completed application and a check payable to the StockCar Stocks Index Fund to one of the addresses listed in Buying or Selling shares by mail under CONTACTING THE PIT.

By Bank Wire:

Mail your completed application to the address in Buying or Selling shares by mail under CONTACTING THE PIT. The application must be received and processed before you wire your money. Then, wire your investment to:

US Bank N.A.

ABA #042000013

DDA #130100789606

Account of StockCar Stocks Index Fund

Further credit to:

Account Name (Shareholder Name)

Social Security or Tax ID Number

Shareholder Account Number

The Fund discourages and does not accommodate market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Directors has adopted a policy which permits the Fund or its transfer agent to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of purchases and sales of the Fund that indicates market timing or trading that they determine is abusive. This policy generally applies to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so.

REFUELING

Important Information About Buying Fund Shares

●

You pay for your shares at the price quoted in the next daily price calculation after we receive your purchase order, plus any applicable sales charge.

●

You must make your initial purchase by mail or wire.

●

We can only accept checks in U.S. dollars drawn on U.S. funds.

●

A $25.00 fee will be imposed by the Fund’s transfer agent if any check used for investment in an account does not clear, and the investor involved will be responsible for any loss incurred by a Fund.

●

To ensure that all checks have cleared, we do not allow investors to sell shares purchased by check until they have owned the shares at least 12 days.

●

We reserve the right to cancel any purchase order.

Choosing a Share Class

This prospectus offers Class I and Class A Shares, both of which may be available to you as an investor. Class I and Class A Shares are substantially similar; however, each share class has different sales charges and expenses.

Class I Shares

●

You will not pay a sales charge on the purchase of Class I Shares.

●

Shareholders owning Class I shares are assessed a distribution and shareholder servicing fee (“Rule 12b-1 fee”).

Class A Shares

●

You may pay a sales charge at the time of purchase.

●

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

.

●

Shareholders owning Class A shares are assessed a Rule 12b-1 fee.

Sales Charges

The Distributor compensates financial intermediaries who sell shares of the Fund. Compensation comes from sales charges and Rule 12b-1 fees. The Distributor or affiliates of the Distributor also may pay financial intermediaries from its or their own resources. Please see “Paying for Shareholder Service” for more information.

Class I Shares

●

Class I Shares are sold at NAV per share, without any up-front sales charge.

Class A Shares

●

Class A Shares are sold at NAV per share plus applicable sales charge, unless you qualify for a waiver of the sales charge.

●

The maximum initial sales charge imposed on purchases of Class A shares is 5.75% of the offering price.

●

Class A sales charges are reduced on investments of $50,000 or more and the amount of the reduction increases as your level of investment increases.

●

The table below shows the amount of sales charges you would pay at different levels of investment and the commissions paid to financial intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as “breakpoints.” *

Amount of Purchases	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Commission as % of Offering Price
Less than $0 to $49,999	5.75%	6.10%	2,875
$50,000 to $99,999	4.75%	4.99%	4,750
$100,000 to $249,999	3.75%	3.90%	9,375
$250,000 to $499,999	2.75%	2.83%	13,750
$500,000 to $999,999	2.00%	2.04%	20,000
$1,000,000 or more[1]	NONE	NONE	NONE

1 There is no front-end sales charge for investments of $1 million of more in the Fund.

*

The actual sales charges you pay may differ from the rate disclosed because of rounding calculations.

●

The sales charge is allocated between your financial intermediary and the Distributor as shown in the table, except if the Distributor, in its discretion, re-allows the entire amount to your financial intermediary. In those instances in which the entire amount is re-allowed, such financial intermediaries may be deemed to be underwriters under the Securities Act of 1933.

Reducing Your Class A Sales Charge

The Fund permits you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below.

●

Right of Accumulation: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class I and Class A Share holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class I or Class A Shares of the Fund held in:

1.

Your account(s);

2.

Account(s) of your spouse;

3.

Account(s) of children under the age of 21 who share your residential address;

4.

Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.

Solely controlled business accounts; and

6.

Single-participant retirement plans or any of the individuals in items (1) through (3) above.

In order to obtain any breakpoint reduction in the initial sales charge, you must, before purchasing Class A Shares, inform your financial intermediary or the Fund if you have any of the above types of accounts that can be aggregated with your current investment in Class A Shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the Fund may verify (1) the number of shares of the Fund held in your account(s) with the Fund, (2) the number of shares of the Fund held in your account(s) with a financial intermediary, and (3) the number of shares of the Fund held in an account with a financial intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

●

Letter of Intent: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of the Fund over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your financial intermediary or the Fund that you have a Letter of Intent each time you make an investment. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent has been fulfilled will be made on the basis of the net amount invested.

●

To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your account application or contact your financial intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-494-2755. These programs may be terminated or amended at any time.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A shares of the Fund is the shares were:

●

Bought by certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

●

Bought by officers or directors and their immediate families (i.e., spouses, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 512 of the Internal Revenue Code).

The Fund maintains an Internet site on which the above described sales load information is available at www.stockcarindexfund.com

Paying for Shareholder Service

The Fund has adopted a Rule 12b-1 distribution and service plan that allows it to pay distribution and shareholder servicing fees for the sale and distribution of shares of the Fund. This plan applies to shareholders of both Class I and Class A shares. These fees are paid to the Fund’s distributor, who in turn pays all or part of the Rule 12b-1 fee to intermediaries who sell Fund shares. The Fund pays ongoing fees of up to 0.25% of average daily net assets. This will increase the cost of your investment and reduce its return.

The Adviser, not the Fund, also may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals), a fee for providing distribution related services and/or for performing certain administrative servicing functions for shareholders to the extent those institutions are allowed to do so by applicable statute, rule or regulation. The Adviser may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

CHECKERED FLAG

Important Information About Selling Fund Shares

If you Sell By Phone:

Neither the Fund nor its transfer agent is responsible for verifying whether a telephone sales order is genuine. We do, however, protect you with these safeguards:

●

We record telephone orders.

●

We require callers to provide specific identifying information.

●

We send written confirmation of your order within five days.

You cannot place orders by phone if you have not selected the option under the Telephone Options section of the account application.

If you sell by mail:

Send your request to the address in Buying or Selling shares by mail under

CONTACTING THE PIT.

If you sell by wire:

A $15 fee will be charged for all outbound wire transfers.

Information Required on all Sale Requests:

●

Include your account number, your account name and your Social Security or taxpayer identification number with your sales request.

●

State either the number of shares you wish to sell or the amount you wish to receive from the sale.

●

We require a signature guarantee for sales of Fund shares totaling $10,000 or more. You can obtain a signature guarantee from most financial institutions, such as banks, broker/dealers, credit unions and savings associations, but not from a notary public.

Calculating the Proceeds of Your Sale:

●

Requests to sell shares are processed at the share price next calculated after we receive your order in proper form.

Receiving the Proceeds from Your Sale:

●

You should receive a check for the net proceeds of your sale within seven business days. We may, however, delay payment 12 days or longer if the check you used to purchase the shares you are selling has not cleared.

●

We will mail the check for the proceeds of the sale of your shares to the address listed on your account. Under extraordinary circumstances specified by law we may temporarily suspend payment.

THE VIP TREATMENT

Special Shareholder Services

We offer an array of special services free of charge to make investing in the Fund easy.

●

Preauthorized investing lets you set up debits from your checking account for $50 or more every month to purchase mutual fund shares. You may even qualify for a waiver of the minimum on purchases made through payroll deduction or qualified retirement plans.

●

Electronic buying and selling lets you transfer money directly between your bank and Fund accounts to buy or sell as little as $50 or as much as $50,000. To take advantage of this feature, simply fill out the "Automatic Investment Program," on your account application.

FOR MORE INFORMATION

Several additional sources of information are available to you. The Statement of Additional Information (“SAI”), incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations including policies and procedures relating to the disclosure of the Fund's portfolio holdings. Annual and semi-annual reports contain management’s discussion of market conditions and investment strategies that significantly affected the Fund’s performance results as of the Fund’s latest semi-annual or annual fiscal year end.

Call the Fund at 1-800-494-2755 to request free copies of the SAI and the Fund’s annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries. The Fund maintains an Internet site from which these materials may be requested at www.stockcarindexfund.com.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (“SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.